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                                                                   EXHIBIT 10.38


                              EMPLOYMENT AGREEMENT


         EMPLOYMENT AGREEMENT dated as of December 20, 2001 by and between Manufacturers' Services Limited, a Delaware corporation (the "COMPANY"), and Robert C. Bradshaw ("EXECUTIVE").


                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Company and Executive wish to enter into an employment agreement whereby Executive will be employed by the Company in accordance with the terms and conditions stated below.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement and good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereby agree as follows:

         1.   GENERALLY.

                  (a) AGREEMENT TO EMPLOY. UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THIS AGREEMENT, THE COMPANY HEREBY EMPLOYS EXECUTIVE AND EXECUTIVE HEREBY ACCEPTS EMPLOYMENT WITH THE COMPANY.

                  (b) TERM OF EMPLOYMENT. EXCEPT AS OTHERWISE PROVIDED IN
         SECTION 5, THE COMPANY SHALL EMPLOY EXECUTIVE FOR THE PERIOD COMMENCING ON JANUARY 7, 2002 OR SOONER (THE "Commencement Date") AND ENDING ON THE THIRD ANNIVERSARY OF THE COMMENCEMENT DATE (THE "Initial Term"); PROVIDED THAT EXECUTIVE'S EMPLOYMENT SHALL THEREAFTER BE AUTOMATICALLY EXTENDED, UPON THE TERMS AND CONDITIONS OF THIS AGREEMENT, FOR ADDITIONAL PERIODS OF ONE YEAR. NOTWITHSTANDING THE FOREGOING, THIS AGREEMENT MAY BE TERMINATED BY EITHER PARTY BY GIVING WRITTEN NOTICE TO THE NON-TERMINATING PARTY, AT LEAST 30 DAYS PRIOR TO THE EXPIRATION OF THE INITIAL TERM OR ANY SUBSEQUENT EXTENDED TERM OF SUCH PARTY'S INTENTION NOT TO RENEW THIS AGREEMENT. THE PERIOD DURING WHICH EXECUTIVE IS EMPLOYED PURSUANT TO THIS AGREEMENT SHALL BE REFERRED TO AS THE "Employment Period". THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT IS EFFECTIVE AND ENFORCEABLE COMMENCING AS OF THE DATE OF THIS AGREEMENT, NOTWITHSTANDING THE COMMENCEMENT DATE.

                  (c) PLACE OF WORK. EXECUTIVE SHALL CARRY OUT HIS DUTIES UNDER THIS AGREEMENT IN CONCORD, MASSACHUSETTS AND SUCH OTHER PLACE IN ANY PART OF THE WORLD AS SHALL FROM TIME TO TIME BE REASONABLY REQUIRED IN THE PERFORMANCE OF HIS DUTIES UNDER THIS AGREEMENT. EXECUTIVE'S PRINCIPAL WORKPLACE LOCATION SHALL BE CONCORD, MASSACHUSETTS.

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         2. POSITION, DUTIES AND RESPONSIBILITIES.

                  (a) GENERALLY. DURING THE EMPLOYMENT PERIOD, EXECUTIVE SHALL SERVE AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY, REPORTING TO THE BOARD OF DIRECTORS OF THE COMPANY (THE "Board"), WITH THE DAY-TO-DAY SUPERVISION OF, CONTROL OVER AND RESPONSIBILITY REGARDING THE COMPANY AND ITS BUSINESS AND AFFAIRS CONSISTENT WITH SUCH POSITION. IN ADDITION, EXECUTIVE SHALL HAVE SUCH OTHER DUTIES AND RESPONSIBILITIES AS THE BOARD MAY ASSIGN (INCLUDING SERVING IN SUCH OTHER POSITION OR POSITIONS WITH THE COMPANY AND ITS AFFILIATES AS THE BOARD SHALL FROM TIME TO TIME SPECIFY); PROVIDED THAT SUCH DUTIES AND RESPONSIBILITIES ARE CONSISTENT WITH EXECUTIVE'S POSITION.

                  (b) DIRECTORSHIP. WITHIN 30 DAYS OF THE COMMENCEMENT DATE, THE COMPANY SHALL ELECT EXECUTIVE TO SERVE AS A MEMBER OF THE BOARD. AT EACH MEETING OF SHAREHOLDERS OF THE COMPANY DURING THE EMPLOYMENT PERIOD AT WHICH EXECUTIVE MAY BE ELECTED TO SERVE AS A MEMBER OF THE BOARD, THE COMPANY SHALL NOMINATE OR RECOMMEND FOR ELECTION EXECUTIVE AS A MEMBER OF THE BOARD.

                  (c) NATURE OF SERVICE. EXECUTIVE SHALL DEVOTE HIS BEST EFFORTS AND HIS FULL TIME AND ATTENTION TO THE BUSINESS AND AFFAIRS OF THE COMPANY, EXCEPT FOR (i) TIME SPENT IN MANAGING HIS PERSONAL, FINANCIAL AND LEGAL AFFAIRS AND SERVING ON CORPORATE, CIVIC OR CHARITABLE BOARDS OR COMMITTEES, IN EACH CASE ONLY IF AND TO THE EXTENT NOT MATERIALLY INTERFERING WITH EXECUTIVE'S PERFORMANCE OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, SECTION 6) AND (ii) PERIODS OF VACATION OR OTHER LEAVE TO WHICH HE IS ENTITLED. EXCEPT AS PROVIDED ABOVE, EXECUTIVE WILL NOT, WITHOUT PRIOR WRITTEN CONSENT OF THE BOARD, RENDER ANY MATERIAL SERVICES TO ANY OTHER BUSINESS CONCERN UNRELATED TO THE COMPANY, IRRESPECTIVE OF WHETHER OR NOT SUCH CONCERN COMPETES WITH THE COMPANY OR ITS AFFILIATES. EXECUTIVE SHALL PERFORM HIS DUTIES AND RESPONSIBILITIES TO THE BEST OF HIS ABILITIES IN A DILIGENT, TRUSTWORTHY, BUSINESSLIKE AND EFFICIENT MANNER TO THE SATISFACTION OF THE BOARD.

         3. COMPENSATION.

                  (a) BASE SALARY. DURING THE EMPLOYMENT PERIOD, THE COMPANY SHALL PAY EXECUTIVE A BASE SALARY (THE "Base Salary") AT THE ANNUAL RATE OF $600,000 OR SUCH HIGHER RATE AS THE BOARD OR THE COMPENSATION COMMITTEE OF THE BOARD MAY DESIGNATE FROM TIME TO TIME, WHICH BASE SALARY SHALL BE PAYABLE IN REGULAR INSTALLMENTS IN ACCORDANCE WITH THE COMPANY'S GENERAL PAYROLL PRACTICES.

                  (b) ANNUAL BONUS OPPORTUNITY. FOLLOWING THE END OF EACH FISCAL YEAR OF THE COMPANY DURING THE EMPLOYMENT PERIOD, THE COMPANY MAY AWARD EXECUTIVE A BONUS BASED UPON THE ACTUAL PERFORMANCE OF THE COMPANY VIS-A-VIS A BUSINESS PLAN RELATING TO THE COMPANY (THE "Annual Bonus"), AS DETERMINED IN THE SOLE DISCRETION OF THE BOARD. NOTWITHSTANDING THE FOREGOING, THE TARGET OPPORTUNITY FOR SUCH ANNUAL BONUS SHALL BE AN AMOUNT EQUAL TO 100% OF BASE SALARY (PROVIDED, HOWEVER, THAT ANY ACTUAL ANNUAL BONUS MAY BE GREATER OR LOWER THAN SUCH AMOUNT), AND EXECUTIVE SHALL RECEIVE A GUARANTEED ANNUAL BONUS IN AN AMOUNT NOT LESS THAN $600,000 IN RESPECT OF EACH OF 2002 AND 2003 WITHOUT REGARD

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         TO ACTUAL PERFORMANCE OF THE COMPANY; PROVIDED THAT (i) EXECUTIVE IS AN
         EMPLOYEE OF THE COMPANY AS OF THE LAST DAY OF THE FISCAL YEAR TO WHICH THE ANNUAL BONUS RELATES (THE "Applicable Date"), (ii) THE DATE OF PAYOUT OF ANY ANNUAL BONUS SHALL NOT BE LATER THAN 45 DAYS AFTER THE APPLICABLE DATE, (iii) THE GUARANTEED ANNUAL BONUS IN RESPECT OF EACH
         OF 2002 AND 2003 SHALL BE PAID PURSUANT TO CLAUSE (ii) REGARDLESS OF WHETHER OR NOT EXECUTIVE IS AN EMPLOYEE OF THE COMPANY AS OF THE APPLICABLE DATE AND (iv) ANY TERMINATION OF THIS AGREEMENT PURSUANT TO THE NON-RENEWAL PROVISIONS IN SECTION 1(b) SHALL NOT AFFECT THE COMPANY'S OBLIGATION TO PAY IN ACCORDANCE WITH THIS SECTION 3(b) AN ANNUAL BONUS, IF ANY, REGARDLESS OF WHETHER OR NOT EXECUTIVE IS AN EMPLOYEE OF THE COMPANY AS OF THE APPLICABLE DATE. FOR THE AVOIDANCE OF DOUBT, NO ANNUAL BONUS SHALL BE AWARDED IN RESPECT OF 2001.

                  (c) COMMENCEMENT BONUS. AS SOON AS PRACTICABLE, BUT NOT LATER THAN 10 DAYS AFTER THE COMMENCEMENT DATE, THE COMPANY SHALL PAY EXECUTIVE $1,500,000 AS A ONE-TIME COMMENCEMENT BONUS (THE "Commencement Bonus"). IF THERE IS A TERMINATION OF EMPLOYMENT (i) BY THE COMPANY FOR CAUSE DURING THE INITIAL TERM (WHETHER BEFORE OR AFTER A CHANGE IN CONTROL) OR (ii) BY EXECUTIVE FOR OTHER THAN GOOD REASON DURING THE INITIAL TERM AND PRIOR TO A CHANGE IN CONTROL (AS SUCH PREVIOUSLY UNDEFINED TERMS ARE DEFINED IN SECTION 8(a)), THEN EXECUTIVE SHALL REPAY TO THE COMPANY THE COMMENCEMENT BONUS IN FULL WITHIN 45 DAYS AFTER SUCH TERMINATION OF EMPLOYMENT. FOR THE AVOIDANCE OF DOUBT, IF THERE IS A TERMINATION OF EMPLOYMENT (iii) BY EITHER THE COMPANY OR EXECUTIVE FOR ANY REASON AFTER THE END OF THE INITIAL TERM OR (iv) BY EXECUTIVE FOR ANY REASON AFTER A CHANGE IN CONTROL (WHETHER OR NOT FOR GOOD REASON), THEN EXECUTIVE SHALL NOT BE REQUIRED TO REPAY THE COMMENCEMENT BONUS.

                  (d) OPTIONS. EXECUTIVE SHALL BE AWARDED AN INITIAL STOCK OPTION TO PURCHASE 1,000,000 SHARES OF THE COMPANY'S COMMON STOCK, WITH AN EXERCISE PRICE PER SHARE EQUAL TO $5.00 PER SHARE. SUCH INITIAL STOCK OPTION SHALL VEST IN 3 EQUAL INSTALLMENTS (SUBJECT TO ROUNDING) ON EACH OF THE FIRST 3 ANNIVERSARIES OF THE COMMENCEMENT DATE AND WILL ACCELERATE AND BECOME FULLY EXERCISABLE UPON A CHANGE IN CONTROL FOR
         (i) ITS TERM IF EXECUTIVE REMAINS WITH THE COMPANY FOR MORE THAN 30 DAYS AFTER SUCH CHANGE IN CONTROL AND (ii) UP TO 4 YEARS AFTER SUCH CHANGE IN CONTROL IF EXECUTIVE TERMINATES HIS EMPLOYMENT WITH THE COMPANY WITHIN 30 DAYS AFTER SUCH CHANGE IN CONTROL. IN ALL OTHER RESPECTS, SUCH INITIAL STOCK OPTION SHALL BE AWARDED PURSUANT TO THE TERMS AND CONDITIONS OF THE COMPANY'S APPLICABLE EQUITY COMPENSATION PLAN AS THEN IN EFFECT. IN ADDITION, EXECUTIVE MAY BE ELIGIBLE FOR AWARDS OF ANNUAL STOCK OPTIONS TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK, SUBJECT TO APPROVAL BY THE COMPENSATION COMMITTEE OF THE BOARD IN ITS SOLE DISCRETION, CONSIDERING EXPECTED FUTURE CONTRIBUTION, INDIVIDUAL AND/OR COMPANY PERFORMANCE, STOCK PRICE AND MARKET COMPETITIVE CONDITIONS. ANY SUCH ANNUAL STOCK OPTIONS SHALL BE AWARDED PURSUANT TO THE TERMS AND CONDITIONS OF THE COMPANY'S APPLICABLE EQUITY COMPENSATION PLAN AS THEN IN EFFECT.

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         4.   BENEFITS, PERQUISITES AND EXPENSES.

                  (a) BENEFITS AND PERQUISITES. EXECUTIVE AND HIS ELIGIBLE FAMILY MEMBERS SHALL BE ENTITLED TO PARTICIPATE IN ANY PLAN, PROGRAM OR ARRANGEMENT MAINTAINED BY THE COMPANY FOR THE PURPOSE OF PROVIDING BENEFITS OR PERQUISITES FOR ITS SENIOR EXECUTIVES AND THEIR FAMILY MEMBERS, IN ACCORDANCE WITH THE TERMS OF ANY SUCH PLAN, PROGRAM OR ARRANGEMENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME; PROVIDED THAT ANY SUCH BENEFIT OR PERQUISITE PAYABLE TO EXECUTIVE SHALL BE REDUCED BY THE AMOUNT OF ANY BENEFIT OR PERQUISITE PAYABLE TO EXECUTIVE UNDER A SIMILAR PLAN, PROGRAM OR ARRANGEMENT MAINTAINED BY AN AFFILIATE OF THE COMPANY, TO THE EXTENT NECESSARY TO AVOID DUPLICATION OF BENEFITS.

                  (b) VACATION. DURING THE EMPLOYMENT PERIOD, EXECUTIVE SHALL BE ENTITLED TO 4 WEEKS OF PAID VACATION ON AN ANNUALIZED BASIS. UP TO 2 WEEKS OF ANY UNUSED VACATION ENTITLEMENT FROM A GIVEN YEAR MAY BE CARRIED OVER INTO THE IMMEDIATELY SUBSEQUENT YEAR. IF EITHER PARTY SERVES THE OTHER WITH NOTICE OF TERMINATION OF THIS AGREEMENT, THE COMPANY MAY REQUIRE EXECUTIVE TO TAKE ANY ACCRUED BUT UNUSED VACATION ENTITLEMENT DURING THE NOTICE PERIOD.

                  (c) RELOCATION BENEFITS. AS SOON AS PRACTICABLE, BUT NOT LATER THAN 10 DAYS AFTER THE COMMENCEMENT DATE, THE COMPANY SHALL PAY EXECUTIVE $700,000 IN CASH TO DEFRAY ALL COSTS ASSOCIATED WITH EXECUTIVE'S RELOCATION TO MASSACHUSETTS, INCLUDING, WITHOUT LIMITATION, MOVING EXPENSES, EXPENSES RELATING TO THE SALE AND PURCHASE OF PRIMARY RESIDENCES (INCLUDING ORDINARY AND CAPITAL LOSS, IF ANY, ON THE SALE OF EXECUTIVE'S EXISTING RESIDENCE) AND TEMPORARY HOUSING AND OTHER TRANSITION COSTS (INCLUDING ANY TRIPS BETWEEN EXECUTIVE'S CURRENT HOME AND MASSACHUSETTS PRIOR TO ACTUAL RELOCATION).

                  (d) EXPENSES. DURING THE EMPLOYMENT PERIOD, THE COMPANY SHALL REIMBURSE EXECUTIVE FOR ALL REASONABLE EXPENSES INCURRED BY HIM IN THE COURSE OF PERFORMING HIS DUTIES UNDER THIS AGREEMENT WHICH ARE CONSISTENT WITH THE COMPANY'S POLICIES IN EFFECT FROM TIME TO TIME WITH RESPECT TO TRAVEL, ENTERTAINMENT AND OTHER BUSINESS EXPENSES, SUBJECT TO THE COMPANY'S REQUIREMENTS WITH RESPECT TO REPORTING AND DOCUMENTATION OF SUCH EXPENSES.

         5.   TERMINATION OF EMPLOYMENT.

                  (a) BASIS FOR TERMINATION. DURING THE EMPLOYMENT PERIOD, EXECUTIVE'S EMPLOYMENT MAY BE TERMINATED BY EXECUTIVE FOR ANY REASON OR NO REASON OR BY THE COMPANY WITH OR WITHOUT CAUSE OR DUE TO EXECUTIVE'S DEATH OR DISABILITY. A TERMINATION OF EXECUTIVE'S EMPLOYMENT WITH THE COMPANY DURING THE EMPLOYMENT PERIOD IS REFERRED TO AS A "Termination" AND THE DATE OF THE TERMINATION IS REFERRED TO AS THE "Termination Date".

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                  (b) SEVERANCE UPON CERTAIN EVENTS. AT ANY TIME DURING THE
         INITIAL TERM, IN THE EVENT OF A TERMINATION (X) BY THE COMPANY OTHER THAN FOR CAUSE OR (Y) BY EXECUTIVE FOR GOOD REASON, INCLUDING, IN EITHER CASE, AFTER A CHANGE IN CONTROL:

                  (i) The Company shall continue to pay Executive his Base
              Salary and his target Annual Bonus (including the guaranteed Annual Bonus pursuant to Section 3(b), in each case as in effect as of the Termination Date, in monthly increments for the remaining Initial Term;

                  (ii) Any stock options to purchase shares of the Company's common stock shall accelerate and become fully exercisable for up to 4 years after such event of Termination; and

                  (iii) For the period commencing on the Termination Date and ending on the earlier of the expiration of the Initial Term or the date when Executive becomes eligible for comparable benefits under the benefit plans, programs or arrangements of a subsequent employer, Executive and his eligible family members shall be entitled to continue to participate in the Company's plans, programs or arrangements for its senior executives and their family members, in each case as in effect as of the Termination Date, on the same basis that such benefits were provided to Executive and his eligible family members as of the Termination Date; and

                  (iv) Any other accrued but unpaid benefits shall be paid,
              provided or otherwise satisfied in accordance with the Company's plans, programs or arrangements for its senior executives as in effect of the Termination Date.

         The foregoing severance shall be lieu of any severance to which Executive may otherwise be entitled under any of the Company's other plans, programs or arrangements.

                  (c) SEVERANCE UPON ANY OTHER TERMINATION. IN CONNECTION WITH ANY TERMINATION NOT DESCRIBED IN SECTION 5(b), EXECUTIVE SHALL RECEIVE HIS SEVERANCE IN ACCORDANCE WITH THE COMPANY'S PLANS, PROGRAMS OR ARRANGEMENTS FOR ITS SENIOR EXECUTIVES AS IN EFFECT AS OF THE TERMINATION DATE.

                  (d) RESIGNATION UPON TERMINATION. EFFECTIVE AS OF ANY TERMINATION DATE, EXECUTIVE SHALL RESIGN WITHOUT CLAIM FOR ANY ADDITIONAL COMPENSATION OTHER THAN AS PROVIDED BY THIS AGREEMENT, IN WRITING, FROM ALL BOARD MEMBERSHIPS AND OTHER POSITIONS THEN HELD BY HIM WITH THE COMPANY AND ITS AFFILIATES.

                  (e) FULL DISCHARGE OF COMPANY OBLIGATIONS. THE COMPENSATION AND BENEFITS REQUIRED TO BE PAID OR PROVIDED UNDER THIS SECTION 5 (INCLUDING AMOUNTS PAYABLE TO EXECUTIVE UNDER THE COMPANY'S AND ITS AFFILIATES' BENEFIT PLANS, PROGRAMS AND ARRANGEMENTS) SHALL BE IN FULL AND COMPLETE SATISFACTION OF EXECUTIVE'S RIGHTS UNDER THIS AGREEMENT AND ANY OTHER CLAIMS EXECUTIVE MAY HAVE IN RESPECT OF HIS EMPLOYMENT UNDER THIS AGREEMENT.


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                  (f) BENEFITS AFTER TERMINATION. IN THE EVENT OF A TERMINATION,
         ANY BENEFITS REQUIRED TO BE PAID OR PROVIDED UNDER SECTION 5(b)(iii) SHALL BE REDUCED BY ANY BENEFITS RECEIVED FROM OR PROVIDED BY A SUBSEQUENT EMPLOYER.

         6. RESTRICTIVE COVENANTS.

                  (a) CONFIDENTIALITY. EXECUTIVE AGREES THAT HE SHALL NOT DISCLOSE TO ANY UNAUTHORIZED PERSON OR ENTITY OR USE FOR HIS OWN ACCOUNT OR FOR THE BENEFIT OF ANY UNAUTHORIZED PERSON OR ENTITY ANY CONFIDENTIAL INFORMATION WITHOUT THE PRIOR WRITTEN CONSENT OF THE BOARD, UNLESS SUCH INFORMATION HAS BEEN PREVIOUSLY DISCLOSED TO THE PUBLIC BY THE COMPANY. THE RESTRICTIONS OF THIS SECTION 6(a) APPLY REGARDLESS OF WHETHER SUCH CONFIDENTIAL INFORMATION IS IN WRITTEN, GRAPHIC, COMPUTER, RECORDED, PHOTOGRAPHIC OR ANY MACHINE READABLE FORM, IS ORALLY CONVEYED TO, KNOWN OR MEMORIZED BY EXECUTIVE.

                  (b) NON-DISPARAGEMENT. EXECUTIVE AGREES THAT HE SHALL NOT DISPARAGE THE COMPANY OR ITS AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS OR DIRECTORS, PRODUCTS OR SERVICES. THE COMPANY AGREES THAT IT SHALL NOT (AND SHALL CAUSE ITS OFFICERS, DIRECTORS AND AFFILIATES NOT
         TO) DISPARAGE EXECUTIVE OR HIS PERFORMANCE OF THIS AGREEMENT.

                  (c) COMPANY PROPERTY. PROMPTLY FOLLOWING EXECUTIVE'S TERMINATION OF EMPLOYMENT, EXECUTIVE SHALL RETURN TO THE COMPANY ALL PROPERTY OF THE COMPANY, AND ALL DOCUMENTS, ACCOUNTS, LETTERS AND PAPERS OF EVERY DESCRIPTION RELATING TO THE AFFAIRS AND BUSINESS OF THE COMPANY OR ITS AFFILIATES, AND COPIES THEREOF IN EXECUTIVE'S POSSESSION OR UNDER HIS CONTROL.

                  (d) WORK PRODUCT. EXECUTIVE AGREES THAT ALL INVENTIONS, INNOVATIONS, IMPROVEMENTS, DEVELOPMENTS, METHODS, DESIGNS, ANALYSES, DRAWINGS, REPORTS AND ALL SIMILAR OR RELATED INFORMATION WHICH RELATES TO THE COMPANY'S ACTUAL OR ANTICIPATED BUSINESS, RESEARCH AND DEVELOPMENT OR EXISTING OR FUTURE PRODUCTS OR SERVICES AND WHICH ARE CONCEIVED, DEVELOPED OR MADE BY EXECUTIVE DURING THE EMPLOYMENT PERIOD (THE "Work Product") BELONG TO THE COMPANY. EXECUTIVE SHALL PROMPTLY DISCLOSE SUCH WORK PRODUCT TO THE BOARD AND PERFORM ALL ACTIONS REASONABLY REQUESTED BY THE BOARD (WHETHER DURING OR AFTER THE EMPLOYMENT PERIOD) TO ESTABLISH AND CONFIRM SUCH OWNERSHIP (INCLUDING, WITHOUT LIMITATION, ASSIGNMENTS, CONSENTS, POWERS OF ATTORNEY AND OTHER INSTRUMENTS).

                  (e) NON-COMPETITION AND NON-SOLICITATION. EXECUTIVE ACKNOWLEDGES THAT IN THE COURSE OF HIS EMPLOYMENT WITH THE COMPANY, HE WILL BECOME FAMILIAR WITH THE COMPANY'S TRADE SECRETS AND WITH OTHER CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION CONCERNING THE COMPANY, AND THAT HE WILL HAVE THE OPPORTUNITY TO DEVELOP RELATIONSHIPS WITH THE COMPANY'S EMPLOYEES, CLIENTS AND CUSTOMERS AND, THEREFORE, THAT HIS SERVICES WILL BE OF SPECIAL, UNIQUE AND EXTRAORDINARY VALUE TO THE COMPANY. THEREFORE, EXECUTIVE AGREES AS FOLLOWS:

                  (i) NON-COMPETITION. During the longer of the Initial Term or the Employment Period, Executive shall not, directly or indirectly, own, manage,

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              control, participate in, consult with, be employed by, render services for, or in any manner engage in any business competing with the business of the Company, or any other business entity of the Company as any of those businesses exist or are being planned at any time prior to the Termination Date (collectively referred to as "COMPANY BUSINESS"), within any geographical area in which the Company or such Company Business is active or plans to become active at any time prior to the Termination Date, or within 12 months thereafter.

                  (ii) NON-SOLICITATION. During the longer of the Initial Term or the Employment Period, Executive shall not, directly or indirectly, induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and any employee thereof; hire any individual who was an employee of the Company at any time during the Initial Term or the Employment Period; solicit, provide services to or do business with any person or entity who was a client, customer, licensee or other business relation of the Company as of the Termination Date; or induce or attempt to induce any client, customer, licensee or other business relation of the Company to cease doing business with the Company or in any way interfere with the relationship between any such client, customer, licensee or business relation and the Company.

                  (iii) SCOPE. If, at the time of enforcement of this Section
              6(e), a court shall hold that the duration, scope or area restrictions stated in this Section 6(e) are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained in this Section 6(e) to cover the maximum period, scope and area permitted by law.

                  (iv) DISCLOSURE TO PROSPECTIVE EMPLOYERS. Executive agrees that if he applies for, or is offered employment by (or is to provide consultancy services to) any other person or entity whatsoever during the restriction periods set forth in this
              Section 6(e), he shall promptly, and before entering into any contract or arrangement with any such third party, provide to such third party a full copy of this Section 6(e) in order to ensure that such other party is fully aware of Executive's obligations this Section 6(e).

                  (f) INJUNCTIVE RELIEF WITH RESPECT TO COVENANTS. EXECUTIVE ACKNOWLEDGES AND AGREES THAT THE COVENANTS AND OBLIGATIONS OF EXECUTIVE IN THIS SECTION 6 RELATE TO SPECIAL, UNIQUE AND EXTRAORDINARY MATTERS AND THAT A VIOLATION OF ANY OF THE TERMS OF SUCH COVENANTS AND OBLIGATIONS WILL CAUSE THE COMPANY IRREPARABLE INJURY FOR WHICH ADEQUATE REMEDIES ARE NOT AVAILABLE AT LAW. THEREFORE, EXECUTIVE AGREES THAT THE COMPANY SHALL BE ENTITLED TO AN INJUNCTION, RESTRAINING ORDER OR SUCH OTHER EQUITABLE RELIEF (WITHOUT THE REQUIREMENT TO POST BOND OR OTHER SECURITY) RESTRAINING EXECUTIVE FROM COMMITTING ANY VIOLATION OF THE COVENANTS AND OBLIGATIONS CONTAINED IN THIS SECTION 6. THESE INJUNCTIVE

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         REMEDIES ARE CUMULATIVE AND ARE IN ADDITION TO ANY OTHER RIGHTS AND
         REMEDIES THE COMPANY MAY HAVE AT LAW OR IN EQUITY.

         7. SUCCESSORS.

                  (a) THIS AGREEMENT IS PERSONAL TO EXECUTIVE AND, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, SHALL NOT BE ASSIGNABLE BY EXECUTIVE. THIS AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY EXECUTIVE'S LEGAL REPRESENTATIVES.

                  (b) THIS AGREEMENT SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON THE COMPANY AND ITS SUCCESSORS.

         8. MISCELLANEOUS.

                  (a) DEFINITIONS. FOR PURPOSES OF THIS AGREEMENT, CAPITALIZED TERMS HAVE THE FOLLOWING MEANINGS:

                  "CAUSE" means Executive (i) is convicted of or enters a plea of guilty or nolo contendere to a felony, or to a crime or offense which has a materially detrimental effect to the property of the Company; (ii) commits any act involving dishonesty, fraud or disloyalty, or breach of his fiduciary duty to the Company, which in any such case is materially detrimental to the business, reputation, character or standing of the Company; (iii) continually fails in any material respect or refuses to perform his duties as reasonably directed by the Board or continually fails or refuses for any reason to devote his best efforts and full business time and attention to the affairs of the Company in a manner consistent with Section 2(c); (iv) engages in gross negligence or willful misconduct with respect to his duties on behalf of the Company; or (v) engages in any other material breach of this Agreement.

                  "CHANGE IN CONTROL" means any merger, consolidation or
              reorganization occurring after the date hereof which results in any person (as such term is used in Section 3(a)(9) and Section 13(d)(3)of the Exchange Act), other than (i) one or more of the DLJ Entitles (as defined in the Stockholders Agreement dated as of January 20, 1995 by and among the parties thereto, as amended from time to time) or one or more affiliates of such DLJ Entities as of the date hereof or any future date (ii) any group (as used in Section 13(d)(3) of the Exchange Act) of which the one or more of the DLJ Entities or one or more affiliates of such DLJ Entities as of the date hereof or any future date constitute a majority, on the basis of ownership interest, acquiring, directly or indirectly, shares of the Company representing, on a fully diluted basis, more than 50% of voting power of all shares of the Company.

                  "CONFIDENTIAL INFORMATION" means any trade secrets,
              confidential or proprietary business information relating to the Company and its affiliates, licensees, suppliers or customers which is not generally known to and available for use by the public, other than as a result of a breach by Executive of his obligations under this Agreement. Confidential Information shall


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              include, without limitation: business or operational plans, strategies, know-how, portfolios, prospects or objectives; structure, products, product development, technology distribution, sales, advertising services, support and marketing plans, practices and operations; methods of pricing, costs and details of the services; financial condition and results of operations; the performance of any accounts; research and development, operations or plans; lists of customer and potential customers (including, without limitation, the identity of customers, names, addresses or other contact information, contact persons and the customer's business needs and characteristics); information received from third parties under confidential conditions; management organization and related information (including, without limitation, data and other information concerning the compensation and benefits paid to the Board, officers, directors, employees and the management of the Company); personnel and compensation policies; policies and manuals; financial records and related information; means of gaining access to the Company's computer data system and related information; existing and new or envisioned plans, designs, products and data; computer aided systems, software strategies, methods and plans relating to its business; financial and investment data, formulas, patterns, compilations, studies, strategies, methods, techniques, processes and system analyses; or other valuable financial, commercial, business, technical and marketing information related to, or any of the products or services made, developed or sold by, the Company.

                  "DISABILITY" means total and permanent disability as
              determined by the Board (or, in the absence of such determination, pursuant to the Company's disability policy then in effect with respect to the Company's senior executives).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "GOOD REASON" means the occurrence of (i) the Company's
              relocation of Executive's principal workplace outside the 50 mile radius from Concord, Massachusetts; (ii) the Company's reduction of Executive's Base Salary or target Annual Bonus opportunity;
              (iii) a material adverse change (including any material reduction) in Executive's duties and responsibilities; (iv) any reduction in Executive's title; (v) the death or Disability of Executive; or
              (vi) the Company engages in any other material breach of this Agreement.

                  (b) EXECUTIVE REPRESENTATIONS. EXECUTIVE HEREBY REPRESENTS AND WARRANTS TO THE COMPANY THAT THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY EXECUTIVE DOES NOT AND WILL NOT CONFLICT WITH, BREACH, VIOLATE OR CAUSE A DEFAULT UNDER ANY CONTRACT, AGREEMENT, INSTRUMENT, ORDER, JUDGMENT OR DECREE TO WHICH EXECUTIVE IS A PARTY OR BY WHICH HE IS BOUND. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXECUTIVE IS NOT A PARTY TO OR BOUND BY ANY EMPLOYMENT AGREEMENT, NON-COMPETITION AGREEMENT, NON-SOLICITATION AGREEMENT OR CONFIDENTIALITY AGREEMENT WITH ANY OTHER PERSON OR ENTITY WHICH CONFLICTS WITH EXECUTIVE'S OBLIGATIONS UNDER THIS AGREEMENT, AND, UPON THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE COMPANY, THIS AGREEMENT SHALL BE THE VALID AND BINDING OBLIGATION OF EXECUTIVE AND ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

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

                  (c) APPLICABLE LAW. THIS AGREEMENT AND ANY DISPUTE, CONTROVERSY, PROCEEDINGS OR CLAIM OF WHATEVER NATURE ARISING OUT OF OR RELATING THERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF MASSACHUSETTS (EXCEPT TO THE EXTENT THAT THE CORPORATE LAWS OF DELAWARE WOULD APPLY), APPLIED WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

                  (d) THIRD PARTY BENEFICIARIES. THERE ARE NO THIRD-PARTY BENEFICIARIES.

                  (e) ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS REFERRED TO IN THIS AGREEMENT AND EXPRESSLY SUPERSEDES ANY OTHER AGREEMENT BETWEEN THE COMPANY AND EXECUTIVE RELATING TO HIS EMPLOYMENT. NO OTHER AGREEMENT RELATING TO THE TERMS OF EXECUTIVE'S EMPLOYMENT BY THE COMPANY (OTHER THAN, TO THE EXTENT APPLICABLE, THE COMPANY'S EQUITY COMPENSATION PLAN DOCUMENTS), ORAL OR OTHERWISE, SHALL BE BINDING BETWEEN THE PARTIES UNLESS IT IS IN WRITING AND SIGNED BY THE PARTY AGAINST WHOM ENFORCEMENT IS SOUGHT. THERE ARE NO PROMISES, REPRESENTATIONS, INDUCEMENTS OR STATEMENTS BETWEEN THE PARTIES OTHER THAN THOSE THAT ARE EXPRESSLY CONTAINED HEREIN. EXECUTIVE ACKNOWLEDGES THAT HE IS ENTERING INTO THIS AGREEMENT OF HIS OWN FREE WILL AND ACCORD, AND WITH NO DURESS, THAT HE HAS READ THIS AGREEMENT AND THAT HE UNDERSTANDS IT AND ITS LEGAL CONSEQUENCES.

                  (f) NOTICES. ANY NOTICE PROVIDED FOR IN THIS AGREEMENT MUST BE IN WRITING AND MUST BE EITHER PERSONALLY DELIVERED, MAILED BY FIRST CLASS MAIL (POSTAGE PREPAID AND RETURN RECEIPT REQUESTED) OR SENT BY REPUTABLE OVERNIGHT COURIER SERVICE (CHARGES PREPAID) OR FACSIMILE TO THE RECIPIENT AT THE ADDRESS OR FACSIMILE NUMBER BELOW INDICATED:

                  To the Company:

                           Manufacturers' Services Limited
                           300 Baker Avenue
                           Concord, Massachusetts 01742
                           Attn: Secretary
                           Facsimile: (978) 287-5635

                           With a copy to:

                           Davis Polk & Wardwell
                           450 Lexington Avenue
                           New York, New York 10017
                           Attn: George R. Bason, Jr.
                           Facsimile: (212) 450-3800

                  To Executive:

                           Robert C. Bradshaw
                           c/o Manufacturers' Services Limited
                           300 Baker Avenue
                           Concord, Massachusetts 01742
                           Facsimile: (978) 287-5635

                  With a copy to:

                           Suzanne Ashe
                           c/o Balch & Bingham LLP
                           1901 Sixth Avenue North, Suite 2600
                           Birmingham, Alabama 35203-2628
                           Facsimile: (205) 226-8799

              or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will deemed to have been given when personally delivered or, if sent by reputable overnight courier one day after delivery to such overnight courier, or, if mailed, 5 days after deposit in the U.S. mail.

                  (g) TAXES. THE COMPANY MAY WITHHOLD FROM ANY PAYMENTS MADE UNDER THIS AGREEMENT ALL APPLICABLE TAXES, INCLUDING, WITHOUT LIMITATION, INCOME AND PAYROLL TAXES AS SHALL BE REQUIRED BY APPLICABLE LAW.

                  (h) GRIEVANCES. ANY GRIEVANCE, DISPUTE OR CLAIM RELATING TO OR ARISING OUT OF EXECUTIVE'S EMPLOYMENT OR THIS AGREEMENT SHALL FIRST BE REFERRED TO THE BOARD FOR ATTEMPTED RESOLUTION. IN THE EVENT ANY SUCH GRIEVANCE, DISPUTE OR CLAIM IS NOT RESOLVED TO EXECUTIVE'S OR THE COMPANY'S FULL SATISFACTION, SUCH GRIEVANCE, DISPUTE OR CLAIM SHALL BE, SUBJECT TO SECTION 6, FULLY, FINALLY AND EXCLUSIVELY RESOLVED BY A PANEL OF THREE NEUTRAL ARBITRATORS TO BE MUTUALLY AGREED UPON BY EXECUTIVE AND THE COMPANY. SUCH ARBITRATION WILL BE DECIDED UNDER THE EMPLOYMENT DISPUTE RESOLUTION RULES OF THE AMERICAN ARBITRATION ASSOCIATION AND WILL BE HELD AT A LOCATION MUTUALLY AGREEABLE TO THE PARTIES. IF THE PARTIES CANNOT AGREE UPON THE THREE NEUTRAL ARBITRATORS OR THE LOCATION WITHIN 20 DAYS AFTER SUBMISSION OF A PARTY'S REQUEST FOR ARBITRATION, THE ARBITRATORS AND THE LOCATION WILL BE SELECTED IN ACCORDANCE WITH THE PROCEDURES OF THE AMERICAN ARBITRATION ASSOCIATION. THE FINDING OF THE PANEL MAY NOT CHANGE THE EXPRESS TERMS OF THIS AGREEMENT AND SHALL BE CONSISTENT WITH THE PANEL'S UNDERSTANDINGS OF THE FINDINGS THAT A COURT OF COMPETENT JURISDICTION WOULD MAKE IN APPLYING THE APPLICABLE LAW TO THE FACTS UNDERLYING THE DISPUTE. IN NO EVENT WHATSOEVER SHALL SUCH AN ARBITRATION AWARD INCLUDE ANY AWARD OF DAMAGES OTHER THAN THE AMOUNTS IN CONTROVERSY UNDER THIS AGREEMENT. THE PARTIES HEREBY WAIVE THE RIGHT TO RECOVER, IN ANY SUCH ARBITRATION, ANY PUNITIVE DAMAGES. THE ENTIRE COST OF SUCH ARBITRATION SHALL BE BORNE BY THE COMPANY; PROVIDED THAT EACH PARTY SHALL BE RESPONSIBLE FOR ITS RESPECTIVE ATTORNEY'S FEES AND EXPENSES.

                  (i) AMENDMENTS. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY AND EXECUTIVE, AND

         NO COURSE OF CONDUCT OR FAILURE OR DELAY IN ENFORCING THE PROVISIONS OF THIS AGREEMENT SHALL AFFECT THE VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS AGREEMENT.

                  (j) SEVERABILITY. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS OF THIS AGREEMENT SHALL BE OR BECOME INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS CONTAINED IN THIS AGREEMENT SHALL NOT BE AFFECTED THEREBY.

                  (k) COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL AND ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

                  (l) HEADINGS. THE SECTION AND OTHER HEADINGS CONTAINED IN THIS AGREEMENT ARE FOR THE CONVENIENCE OF THE PARTIES ONLY AND ARE NOT INTENDED TO BE A PART HEREOF OR TO AFFECT THE MEANING OR INTERPRETATION HEREOF.

 IN WITNESS WHEREOF, Executive has hereunder set his hand and the Company has caused this Agreement to be executed in its name and on its behalf, all as of the day and year first written above.

 MANUFACTURERS' SERVICES LIMITED


 By: /s/ Kevin C. Melia
     -----------------------------------
 Name: Kevin C. Melia
 Title: Chairman of the Board


 ROBERT C. BRADSHAW

 /s/ Robert C. Bradshaw
 --------------------------------------



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